Exhibit 99.1

MySize Inc. Acquires Key Assets of Percentil: Expanding into Circular Fashion and Re-Commerce

Strategic Move Bolsters MySize’s B2B & B2C Portfolio and Aligns with Upcoming EU Regulatory Requirements

Airport City, Israel – May 12, 2025 – MySize, Inc. (NASDAQ: MYSZ), a leader in AI-driven retail solutions and omnichannel e-commerce platforms, today announced the acquisition by its newly-formed, wholly-owned subsidiary in Spain, New Percentil, S.L., of key assets of Percentil, a leading managed marketplace for second-hand fashion, with operations across Spain, France, Germany, and Italy, following insolvency proceedings in Spain of Percentil’s former owner.

Founded to promote sustainable fashion through high-quality second-hand items, Percentil grew into a premium re-commerce player. Its managed marketplace model ensures product quality and drives higher resale values and much better buyer and seller experiences, which is expected to outperform peer platforms like Vinted and other fast fashion resellers in profitability and customer retention.

Strategy Shift with Profitability at the Core

Following the acquisition, MySize intends to reposition the platform as a premium marketplace, marking a strategic evolution focused on higher-value items and a premium re-commerce experience. This pivot reflects consumer demand for quality, authenticity, and elevated resale experiences — and supports the platform’s push toward a sustainable business model based on increased margins and long-term brand equity.

“Our goal with Percentil is clear: build a profitable, scalable, and sustainable circular fashion business from day one,” said Ronen Luzon, CEO of MySize, Inc. “This is not about growth at all costs. We are focused on smart, cash-efficient scaling — with a model that generates EBITDA-positive returns from the very beginning.”

A Strategic Acquisition

The deal has the potential to be a profitable investment for MySize, with a total transaction value of just approximately €610,000 (approximately $679,000), consisting of a €40,000 (approximately $44,500) cash payment made by one of MySize’s wholly-owned subsidiaries and the assumption of certain customer and labor liabilities and debt and social security payments in the aggregate amount of approximately €570,000 (approximately $634,500). The acquisition was financed through existing cash reserves and does not involve the issuance of additional shares or debt. MySize expects the Percentil business unit to generate $1.5 million in revenues in the second half of 2025. This represents a projected 25% increase to MySize’s total revenue and a step-function improvement in group profitability.

“We believe this to be a strategically sound and financially compelling acquisition,” said Ronen Luzon, CEO of MySize, Inc. “With a minimal upfront investment, we believe that we’ve secured a revenue-generating business with deep logistics capabilities, a growing customer base, and a model that’s profitable. We believe that Percentil’s integration accelerates our entry into the circular economy while strengthening the financial foundations of our group.”

Unlocking Circularity as a Service

Through this acquisition, MySize is launching a B2B resale solution (‘Circularity as a Service’) that enables brands to monetize overstock and returns by integrating with Percentil’s platform. This scalable offering enables fashion brands to resell returned, overstock, or pre-owned garments. MySize believes that initial pilots that Percentil has completed with Springfield (Tendam Group) and C&A validate the model’s demand among major retailers seeking to comply with new EU legislation requiring formal reuse plans for garments.

The monetization model is SaaS-based, providing recurring revenue streams and potentialhigh-margin scalability.

The total addressable market (TAM) for second-hand and circular fashion in Western Europe alone is estimated to exceed $25 billion by 2027, according to sources, such as ThredUp’s 2024 Resale Market Report and Statista’s projections for the European secondhand apparel market.[1]

The addition of Percentil creates clear synergies with existing MySize portfolio companies:

- Naiz Fit provides brands with size and fit solutions to reduce returns, while enabling better sizing data to support re-commerce. Also, Naiz Fit offers a B2B SaaS platform solution to easily connect to MySize companies to unlock all their capabilities.
- Orgad, MySize’s e-commerce and logistics unit, will partner with Percentil to optimize overstock and returns, making second life retail economically and operationally viable.

In addition, MySize’s proprietary AI technology, which powers solutions like MySizeID and Naiz Fit, will be integrated into Percentil’s platform to optimize pricing, enhance product recommendations, personalize user journeys, and improve operational efficiency. This AI-driven backbone is expected to elevate customer satisfaction, reduce churn, and streamline inventory management — delivering competitive advantages across the resale funnel.

What’s Included in the Acquisition

MySize acquired select assets of Percentil’s operational structure out of bankruptcy, including:

- 17 employees, including the former CEO and CMO
- The central warehouse and its proprietary quality control and picking systems
- AI-powered pricing engine and proprietary garment assessment tools and processes
- A stock of over 120,000 quality-vetted garments ready to scale up sales

Positioned for Growth and Supported by EU Regulatory Tailwinds

This acquisition is also strategically timed to align with major upcoming European Union regulations. Under the EU Strategy for Sustainable and Circular Textiles, brands will soon be required to implement reuse, recycling, and waste-reduction frameworks as part of their environmental responsibilities. This creates a powerful tailwind for recommerce platforms like Percentil, potentially positioning it as an essential partner for fashion brands navigating regulatory compliance while meeting growing consumer demand for sustainability.

“With the EU leading global efforts in textile circularity, we see second-hand platforms evolving from niche alternatives into critical infrastructure for the fashion industry,” Luzon added. “Percentil gives us a front-row seat in this transformation.”

About My Size, Inc.

MySize, Inc. (NASDAQ: MYSZ) is a global leader in omnichannel e-commerce platforms and AI-driven sizing solutions, including MySizeID and Naiz Fit. The Company’s solutions are designed to drive revenue growth, reduce operational costs, and enhance customer experiences for business clients worldwide. We routinely post information that may be important to investors in the Investor Relations section of our website. Follow us on Facebook, LinkedIn, Instagram, and X (formerly known as Twitter). For more information, visit www.mysizeid.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements related to the acquisition, expected revenues, anticipated benefits and impact of the acquisition of Percentil on MySize and the anticipated market opportunity. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to: the effect of the announcement of the proposed acquisition on the parties’ commercial relationships and workforce; the ability of MySize to integrate Percentil’s technology, operations and business; developments and changes in general market, political, economic, and business conditions; failure of our product offerings; failure to achieve the expected benefits of our acquisitions; risks associated with managing our growth; risks associated with new product, subscription and support offerings, including our efforts to leverage AI; shifts in priorities or delays in the development or release of new offerings, or the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products, subscriptions and support offerings; failure of our business strategies; rapidly evolving technological developments in the market for security products, subscriptions and support offerings; defects, errors, or vulnerabilities in our products, subscriptions or support offerings; our customers’ purchasing decisions and the length of sales cycles; and our competition; our ability to attract and retain new customers; our ability to acquire and integrate other companies, products, or technologies in a successful manner. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results may differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

[1] Sources:
- ThredUp 2024 Resale Market Report: https://www.thredup.com/resale

- Statista: European secondhand apparel market data: https://www.statista.com/statistics/1246440/european-secondhand-apparel-market-size/

Investor Contacts:
Oren Elmaliah, CFO
ir@mysizeid.com